Filed pursuant to 497(k)
File Nos. 002-80751 and 811-03618

BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED FEBRUARY 3, 2020

TO THE

SUMMARY PROSPECTUS DATED APRIL 29, 2019

NEUBERGER BERMAN GENESIS PORTFOLIO

Gregory Spiegel and Brett Reiner have been promoted from Associate Portfolio Managers to Portfolio Managers of the Neuberger Berman Genesis Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II. The following changes are made to the prospectus of the Portfolio.

The subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Judith M. Vale, Robert W. D’Alelio and Brett S. Reiner, each a Managing Director of Neuberger Berman Investment Advisers LLC, have managed the Portfolio since 2010. Gregory G. Spiegel, a Managing Director of Neuberger Berman Investment Advisers LLC, has managed the Portfolio since 2015. Ms. Vale, Mr. D’Alelio, Mr. Reiner and Mr. Spiegel are Co-Portfolio Managers of the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE